[PHOTO OF FLAGS OMITTED]

THE GABELLI GLOBAL
CONVERTIBLE SECURITIES FUND

ANNUAL REPORT - DECEMBER 31, 2001

[PHOTO OF BOOK ENTITLED "GLOBAL INVESTING" OMITTED.]

NEW FROM THE GABELLI PRESS:

GLOBAL CONVERTIBLE INVESTING:
THE GABELLI WAY
BY HART WOODSON

                                                [PHOTO OF HART WOODSON OMITTED.]
                                                                    HART WOODSON

TO OUR SHAREHOLDERS,

      Following the success of U.S.-lead forces in Afghanistan, global equity markets rallied, credit spreads tightened, and bond prices fell. Emerging markets faired best during the fourth quarter, with Taiwan, Brazil, and Korea up 50.8%, 47.5%, and 43.6%, respectively, while the Nasdaq Composite, Dow Jones Industrial Average, and Standard & Poor's (S&P) 500 Indices showed gains of 30.1%, 13.8% and 10.7%, respectively. Europe, as measured by the Morgan Stanley Capital International ("MSCI") Europe Index, gained 9.94% while the Nikkei lost 2.0%. The quarter brought a welcome relief to the year, during which the Nasdaq, MSCI Europe, and the Nikkei declined 21.0%, 21.2%, and 33.54% respectively (all returns expressed in U.S. dollars). The strong U.S. dollar influenced performance during the year as the greenback gained 5.6% versus the euro and 13.1% against the beleaguered yen.

      In the U.S., we are beginning to see signs that the economy is poised for recovery despite massive corporate write-offs and the Enron debacle. The inventory cycle has nearly bottomed, interest rates are low, and oil prices are down. In Europe, the euro was successfully launched, structural reform continues (albeit slowly), and the British consumer keeps spending. In Japan, weakness prevails but the cheaper yen may help kick-start the economy.

      In the meantime, we remain focused on companies with strong balance sheets, franchise value, and healthy cash flow. These companies will be able to weather the storm and gain market share once the recovery takes hold.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)
--------------------------------------------------------------------------------

                                                                    Quarter
                                      -------------------------------------------------------
                                       1st         2nd          3rd         4th           Year
                                       ---         ---          ---         ---           ----
 2001:    Net Asset Value .........    $9.94      $ 9.77       $8.22        $8.29         $8.29
          Total Return ............    (5.8)%       1.3%      (13.0)%        4.6%        (13.2)%
---------------------------------------------------------------------------------------------------
 2000:    Net Asset Value .........   $15.04      $13.21      $11.81       $10.86        $10.86
          Total Return ............    10.6%      (10.2)%      (8.4)%       (5.5)%       (14.0)%
----------------------------------------------------------------------------------------------------
 1999:    Net Asset Value .........   $10.89      $11.91      $12.71       $13.88        $13.88
          Total Return ............     7.6%        9.4%        6.7%        20.3%         51.1%
----------------------------------------------------------------------------------------------------
 1998:    Net Asset Value .........   $10.43      $10.36       $9.09       $10.12        $10.12
          Total Return ............    11.1%       (0.7)%     (12.3)%       12.2%          8.6%
----------------------------------------------------------------------------------------------------
 1997:    Net Asset Value .........   $10.27      $10.98      $11.15        $9.39         $9.39
          Total Return ............     0.9%        6.9%        1.5%        (6.1)%         2.8%
----------------------------------------------------------------------------------------------------
 1996:    Net Asset Value .........   $11.34      $11.55      $11.41       $10.18        $10.18
          Total Return ............     5.1%        1.9%       (1.2)%       (0.3)%         5.5%
----------------------------------------------------------------------------------------------------
 1995:    Net Asset Value .........   $10.09      $10.64      $11.05       $10.79        $10.79
          Total Return ............     1.6%        5.5%        3.9%         1.2%         12.6%
----------------------------------------------------------------------------------------------------
 1994:    Net Asset Value .........   $10.38      $10.37      $10.64        $9.93         $9.93
          Total Return ............     3.8%(b)    (0.1)%       2.6%        (5.2)%         0.9%(b)
----------------------------------------------------------------------------------------------------

--------------------------------------------------
             Average Annual Returns
             ----------------------
                (Class AAA Shares)
                ------------------
              December 31, 2001 (a)
              ---------------------
    1 Year .......................... (13.24)%
    5 Year ..........................    4.72%
    Life of Fund (b) ................    5.34%

--------------------------------------------------


-----------------------------------------------------------------
                        DIVIDEND HISTORY
                        ----------------

Payment (ex) Date        Rate Per Share       Reinvestment Price
-----------------        --------------       -------------------
December 27, 1999            $1.390                 $13.67
December 28, 1998            $0.080                 $ 9.96
December 30, 1997            $1.070                 $ 9.33
December 31, 1996            $1.200                 $10.18
December 29, 1995            $0.393                 $10.79
December 20, 1994            $0.160                 $ 9.93

-----------------------------------------------------------------

(a) Total returns and average annual returns for the Class AAA Shares reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on February 3, 1994. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

--------------------------------------------------------------------------------
 MONTHLY DISTRIBUTIONS -- $0.10 PER SHARE
 ----------------------------------------
Reinvestment Date       Reinvestment Price
--------------------------------------------
January 27, 2000            $14.05
February 25, 2000           $15.28
March 29, 2000              $15.26
April 26, 2000              $13.64
May 26, 2000                $12.62
June 28, 2000               $13.38
July 27, 2000               $12.82
August 29, 2000             $12.58
September 27, 2000          $11.64
October 27, 2000            $11.22
November 28, 2000           $10.80
December 27, 2000           $10.75



Reinvestment Date       Reinvestment Price
--------------------------------------------
January 29, 2001            $10.94
February 26, 2001           $10.48
March 28, 2001              $10.04
April 26, 2001              $10.16
May 29, 2001                $10.15
June 27, 2001               $ 9.64
July 27, 2001               $ 9.32
August 29, 2001             $ 8.89
September 26, 2001          $ 8.14
October 29, 2001            $ 8.43
November 28, 2001           $ 8.45
December 27, 2001           $ 8.26

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

      COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND, THE LIPPER CONVERTIBLE SECURITIES FUND
                  AVERAGE AND THE UBS GLOBAL CONVERTIBLE INDEX

                                       LIPPER               UBS
            GABELLI GLOBAL           CONVERTIBLE           GLOBAL
        CONVERTIBLE SECURITIES       SECURITIES          CONVERTIBLE
                 FUND               FUND AVERAGE           INDEX

2/3/94          $10,000                $10,000            $10,000
12/94           $10,090                $ 9,324            $ 9,709
12/95           $11,360                $11,262            $11,146
12/96           $11,900                $12,940            $11,883
12/97           $12,236                $15,219            $12,058
12/98           $13,293                $15,889            $14,545
12/99           $20,086                $20,778            $19,735
12/00           $17,272                $20,876            $17,685
12/01           $14,985                $19,235            $16,635


* PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


INVESTMENT PERFORMANCE

      For the fourth quarter ended December 31, 2001, the Gabelli Global Convertible Securities Fund (the "Fund") rose 4.51%. The UBS (formerly Warburg Dillon Reed) Global Convertible Index and the MSCI World Free Index of global equity markets rose by 4.64% and 9.42%, while the Merrill Lynch Global Bond Index fell by 1.55%, over the same period. Each index is an unmanaged indicator of investment performance. The Fund fell 13.24% during 2001. The UBS Global Convertible Index and MSCI World Free Index declined 5.94% and 15.91%, while the Merrill Lynch Global Bond Index rose by 3.28%, over the same twelve-month period.

      For the three-year period ended December 31, 2001, the Fund's total return averaged 4.07% annually versus average annual total returns of 4.57% and 1.53% for the UBS Global Convertible Index and the Merrill Lynch Global Bond Index, and an average annual decline of 2.82% for the MSCI World Free Index, over the same period.

      For the five-year period ended December 31, 2001, the Fund's total return averaged 4.72% annually versus average annual total returns of 7.74%, 5.18%, and 4.01% for the UBS Global Convertible Index, MSCI World Free Index and the Merrill Lynch Global Bond Index, respectively. Since inception on February 3, 1994, through December 31, 2001, the Fund had a cumulative total return of 50.90%, which equates to an average total return of 5.34%.

MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants.

OUR INVESTMENT OBJECTIVE

      The Fund's objective is to obtain a high rate of total return by investing in global convertible securities. We expect to achieve a competitive rate of return by investing primarily in coupon paying convertible securities which meet our selective investment criteria.

OUR APPROACH

      We weigh both country-specific and company-specific factors to make our investment decisions. Country-specific factors include political stability, economic growth, inflation and trends in interest rates. With regard to companies, we seek firms which are undervalued in relation to their long-term potential value. We then look for some dynamic in the country or company which can unlock this value. In the case of global telecommunications, the dynamic is the privatization of state-owned monopolies. In developing countries, it is the need to provide the infrastructure for growth. In Japan, it is the change from an industrial to a consumer-oriented economy. In commodities, it is the increase in industrial demand.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of December 31, 2001. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.


                    HOLDINGS BY GEOGRAPHIC REGION - 12/31/01

[GRAPHIC OMITTED.]

EDGAR  REPRESENTATION  OF DATA POINTS USED IN PRINTED  GRAPHIC AS FOLLOWS:

United  States       46.4%
Europe               30.0%
Japan                17.0%
Latin America         3.5%
Asia/Pacific Rim      3.1%


WHAT ARE GLOBAL CONVERTIBLE SECURITIES?

      Global Convertible Securities are bonds, preferred shares and warrants of domestic or foreign issuers which may be converted into a fixed number of shares of the underlying company. Convertibles are hybrid securities which combine the capital appreciation potential of equities with the higher yield of fixed income instruments. They can be thought of as a straight bond together with an embedded call option (or warrant) on the underlying equity.

WHAT ARE THE BENEFITS OF GLOBAL CONVERTIBLE SECURITIES?

      Reduced volatility is foremost. Investing in foreign equity markets can be rewarding but volatile. Our goal is to earn a high, risk-adjusted rate of return. Due to its fixed income characteristics, a convertible security will provide more stability than its underlying common stock. In the current market environment, the Fund provides an attractive alternative by combining the capital appreciation potential of global equity investing with the higher current income usually associated with bonds.

COMMENTARY

UNITED STATES

      The economic slowdown in the U.S. continued despite aggressive interest rate cuts by the Federal Reserve Board ("Fed"). As of the end of the third quarter, Gross Domestic Product ("GDP") fell at an annual rate of 1.30%. This was largely due to the record drop in inventories, which fell by $62 billion, surpassing the previous record decline in 1982. Fortunately, this inventory contraction should lay the groundwork for a pick-up in the economy next year aided by low interest rates, weak energy prices and tax cuts.

      The combination of zero-percent financing for cars and merchandise give-aways by retailers led consumer spending to jump about 4% in the fourth quarter. Light-vehicle sales are expected to top 17 million units in 2001 making it the second best year ever. Unfortunately, these incentives may have robbed some spending from next quarter's demand. The labor market shows signs of stabilizing as weekly jobless claims have narrowed. But the unemployment rate, at 5.8%, is at a 6H-year high and is expected to rise. The industrial sector continued its 18-month-long contraction in December, with production down 0.1%. Excluding the jump in vehicle output, production was off 0.5%.

      Fed Chairman Alan Greenspan has commented on why a sustainable economic recovery may be in question. He noted that "businesses have reaffirmed their intentions to improve productivity by substituting cost-saving high-tech capital for labor." If so, the economy could require more downsizing with higher unemployment before investment-led measures stimulate higher economic growth. However, in his most recent congressional testimony, he was more optimistic stating that, "There have been signs recently that some of the forces that have been restraining the economy over the past year are starting to diminish and that activity is beginning to firm." We share the Chairman's enthusiasm!

EUROLAND

      The transition to the euro on January 1, 2002 went smoothly as new notes and coins were introduced to over 300 million people. However, the reaction in the foreign exchange market was rather muted as the euro failed to stage a sustainable rally ending the year at 88.95. We continue to hedge our euro exposure in the portfolio fearing a further slowing of the euro-based economies. The European Central Bank ("ECB") has been more reluctant than the Fed to ease interest rates (current levels are 3.25% versus 1.75%, respectively). This may be a problem since under the terms of the Maastricht Treaty, member states of the European Monetary Union ("EMU") are typically not allowed to run budget deficits in excess of 3% of GDP. This leaves little scope for increased fiscal spending. For example, in Germany, Europe's largest economy, the economy will need to grow by 1.7% in 2002 in order to remain below the 3% limit. Currently, growth is forecasted at only 0.8%.

      However, over the long run, we are optimistic that the region will achieve higher rates of sustainable growth (i.e. 3.0% plus). This is due to the 15 nation European Union's (EU) commitment to improving its competitiveness. The EU has agreed to implement measures such as energy liberalization and a financial service action plan. Although progress is still required on take-over directives and a number of protected industries and labor markets remain to be fully liberalized, the trend remains positive.

      The United Kingdom, which has remained out of the new currency, is showing more positive signs of growth. The British economy grew at a 2.0% annualized rate during the third quarter, versus only 0.4% in the EMU. This has been entirely attributed to the strength in consumer spending as industrial production has fallen over the last three quarters.

JAPAN

      The Japanese economy continues to deteriorate. The unemployment rate hit a record 5.5% in December and industrial production fell to a 14-year low. Reflecting this weakness, the yen dropped nearly 10% versus the U.S. dollar during the quarter to a rate of 131.11. In anticipation of the weakening macro economic environment, our Fund has hedged its yen currency risk at levels below 120 yen to the dollar. On the positive side, the yen's weakness should help the economy recover by boosting exports and slowing deflation, which should encourage consumption.

      Resolving the banking crisis remains central to Japan's economic recovery. In November, the eight largest banks said their bad loans had risen 14% since March 2001 to 20 trillion yen ($150 billion).

      Beginning in April 2002, the government will end unlimited guarantees on bank time deposits. This may lead to a crisis of confidence. Consequently, Prime Minister Koizumi has endorsed the use of public funds to support the banking system. The timing of any bailout is becoming critical as Japan approaches its fiscal year end on March 31, 2002. Unfortunately, it is exactly this type of crisis (and subsequent resolution) that Japan needs to get back on the track of sustainable long-term growth.

      Nevertheless, we continue to identify attractive investment opportunities in Japan. We believe that those corporations that improve their productivity and profitability will prosper and benefit shareholders.

LET'S TALK CONVERTS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

BROADWING INC. (6.75% CV. PFD., SER. B) is an integrated communications company delivering voice, data, wireless and Internet solutions across the United States. The company was created as the result of the merger of IXC Communications and Cincinnati Bell, combining a 127 year-old local communications provider with a nationwide fiber optic network. It has a stock market capitalization of $1.8 billion.

The convertible preferred trades at $31.50 with the stock at $8.21 on a 10.80% current yield and 163% conversion premium.

CVC EQUITY SECURITIES TRUST (6.50% CV. PFD.) (CABLEVISION) was founded in 1973 and provides telecommunications and entertainment services, primarily in the New York area. Its portfolio of operations ranges from high-speed Internet access and digital cable television offerings to professional sports teams (Knicks and Rangers), entertainment venues and national television program networks. The company owns a 60% interest in Madison Square Garden. Rainbow Media Group (RMG - $24.70 - NYSE), CVC's cable programming subsidiary, recently announced a venture with PRIMEDIA to develop a specialist video-on-demand programming service. The company's profitable high-speed Internet product helped drive its revenue growth by about 11% in 2001.

The mandatory convertible security was launched by AT&T in order to monetize their stake in CVC. The convertible trades at $42.875 with the stock at $44 on a 5.5% current yield and an 18% premium.

FUJIREBIO INC. (ZERO COUPON, 12/29/06) develops, manufactures, exports and imports clinical reagents, medical drugs and medical equipment. The company also conducts clinical tests for hospitals and medical organizations. Its products are used in the early detection and diagnosis of a wide range of infectious diseases. The company has production and marketing subsidiaries in the US, Taiwan and Holland. It has recently sold its medical supplies business and is aggressively promoting restructuring.

This convertible bond trades at 107.60% with the stock at 1,023 yen. The conversion premium is a modest 7%.

GROUPE BRUXELLES LAMBERT SA (SUB. DEB. CV., 1.28%, 07/09/03) is a Belgium holding company with interests in energy, media and utility companies. The Group has a stock market capitalization of 8.2 billion euros, of which Albert Frere, a 75-year-old Belgian billionaire has a controlling stake. In July 2001, the Group traded its 30% stake in RTL for 25% of Bertlesmann, the German media company. Bertlesmann represents 45% of GBL's portfolio. GBL's other interests include TotalFinaElf, Suez Lyonnaise des Eaux, Imerys and Rhodia.

The convertible bonds trade at 126.125% with the stock at 62.50 euros. The bond has a current yield of 2% on a low conversion premium of 4%.

MIRANT TRUST (6.25% CV. PFD., SER. A) develops, constructs, owns and operates power plants and sells wholesale electricity, natural gas and other energy commodities. Headquartered in Atlanta with 10,000 employees worldwide, Mirant has operations in North America, Europe and Asia. The company owns or controls more than 21,500 megawatts of electric generating capacity around the world. Mirant's Chilean subsidiary recently sold its interest in Edelnor for $4.5 billion.


The convertible preferred trades at $34.75 with the stock at $11.65 on a 9% current yield and a 64% conversion premium.

NISSHO CORP. (1.00%, 03/31/03) was established in 1954 as an exclusive agent in western Japan for Nipro Electric Glass Co. Ltd. selling glass tubes for use in the production of pharmaceutical equipment. Since then the company has been constantly expanding and now manufactures medical products including kidney and blood transfusion equipment and hypodermic syringes. The company also operates supermarkets, drug stores and sports clubs. In 2001, the company's net sales of $152 billion constituted 43% medical, 8% pharmaceutical, 7% glass, 38%
supermarket and 2% other. Its President, Minoru Sano, is 74 and is likely to hand over the company in about 2 to 3 years to someone younger outside the family. In 2001 the company bought 49% of Bipha for 7.2 billion yen, the Weldlife subsidiary that manufactures recombinant albumin which has a range of uses in the pharmaceuticals industry.


The convertible bond trades at 113.70% with the stock at 1,692 yen. The bond has a low conversion premium of 4%.

ORIX CORP. (0.375%, 3/31/05) was founded in 1964 as a leasing firm but its other main profit drivers today are real estate and investment banking. The company operates in 20 major markets around the world. Whilst US business has been affected by terrorism, domestic profit growth of about 34% is driving the company forward. The company also operates a professional baseball team, the Orix Bluewave.

The convertible bond trades at 115.875% with the stock at 10,550 yen on a 29% conversion premium.

PORTUGAL TELECOM SGPS SA (SUB. DEB. CV., 1.50%, 06/07/04)(PT) is the largest telecommunications and multimedia organization in Portugal. The company has a stock market capitalization of 11.43 billion euros. It is the domestic market leader for fixed-line and mobile phone services with more than 4 million lines in service and 3.3 million cellular subscribers. PT also provides cable TV, data, business communications, directory publishing and Internet access. PT owns stakes in international wireless telecom companies, including Telesp Celular, Brazil's leading mobile phone operator. The company's strong domestic performance offset the impact of the weak Brazilian currency.

The convertible bond trades at 102.75% with the stock at 8.75 euros on a 24% conversion premium and 1.46% current yield. It is rated A and A3 by S&P and Moody's, respectively.

USS CO. LTD. (ZERO COUPON, 09/29/06) was established in 1980 to manage used car auction facilities throughout Japan. It also holds auctions via satellites and provides used car information through the Internet. The company has been listed on the Tokyo Stock Exchange since December 2000. It is enhancing and expanding its used vehicle distribution network by entering into the auto purchasing business and absorbing satellite auto auction subsidiaries including Rabbit Japan Co., Ltd., a specialist buyer of used cars. Sales growth boosted operating profit in the first half of 2001 by 2.01 billion yen due to an increase in commission and vehicles submitted for auction.

The convertible bond trades at 99.90% with the stock at 4,000 yen. It has a modest 16% conversion premium.

VIVENDI   UNIVERSAL   SA  (V  -  $53.79  -  NYSE)  is  a  leader  in  media  and communications. Created by the merger of Vivendi, Seagram and Canal Plus, Vivendi Universal operates in all businesses that are key to digital communications. The company aims to control content as well as distribution of entertainment, education and personalized services. Through its majority stake in Vivendi Environment, it provides environmental services. At the end of 2001, the company agreed to buy the cable television network of USA Networks. At the end of the first quarter in 2002, Edgar Bronfman will be stepping down as Executive Vice Chairman.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                         WHO                                   WHEN
                         ---                                   ----
      Special Chats:     Mario J. Gabelli                      First Monday of each month
                         Howard Ward                           First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                         FEBRUARY                              MARCH                             APRIL
                         --------                              -----                             -----
   1st Wednesday         Charles Minter & Martin Weiner        Henry van der Eb                  Susan Bryne
   2nd Wednesday         Ivan Arteaga                          Walter Walsh & Laura Linehan      Lynda Calkin
   3rd Wednesday         Tim O'Brien                           Tim O'Brien                       Caesar Bryan
   4th Wednesday         Barbara Marcin                        Barbara Marcin                    Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS e-mail newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      Although the global economic picture remains uncertain, sharply lower interest rates, weak energy prices and increased fiscal spending have laid the foundation for a recovery. Currently, we believe Mr. Market is presenting us with a number of compelling investment opportunities. Our objective is to own great businesses selling at a discount to their intrinsic value. We believe convertibles, with their lower volatility and higher current income, offer investors an attractive investment opportunity.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GAGCX. Please call us during the business day for further information.

                                   Sincerely,

                                   /S/ A. Hartswell Woodson, III

                                   A. HARTSWELL WOODSON, III
                                   Portfolio Manager

January 30, 2002


-------------------------------------------------------------------------

                             TOP TEN HOLDINGS
                             DECEMBER 31, 2001
                             -----------------

Groupe Bruxelles Lambert SA                 United States Cellular Corp.
Liberty Media Corp.                         Portugal Telecom SGPS SA
Broadwing Inc.                              Cendant Corp.
Titan Capital Trust                         Burr Brown Corp.
Belgelectric Finance BV                     Nextel Communications Inc.

-------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL RETURNS -- DECEMBER 31, 2001 (A)
                 -----------------------------------------------
                  CLASS AAA    CLASS A SHARES   CLASS B SHARES    CLASS C SHARES
                  ---------    --------------   --------------    --------------
 1 Year ..........(13.24)%       (13.34)%         (13.84)%          (13.45)%
                                 (18.31)%(c)      (18.45)%(d)       (14.37)%(d)
 5 Year ..........   4.72%          4.69%            4.57%             4.66%
                                    3.46%(c)         4.29%(d)          4.66%(d)
 Life of Fund(b) .   5.34%          5.32%            5.24%             5.30%
                                    4.53%(c)         5.24%(d)          5.30%(d)

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Current returns may be higher or lower than that shown. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The Class AAA Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares and Class C Shares on May 2, 2001, March 28, 2001 and November 26, 2001, respectively. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these Classes of shares. (b) Performance is calculated from inception of Class AAA Shares on February 3, 1994. (c) Includes the effect of the maximum 5.75% sales charge at the beginning of the period. (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2001
--------------------------------------------------------------------------------

 PRINCIPAL                                                            MARKET
  AMOUNT                                              COST            VALUE
 ---------                                            ----            ------


                 CORPORATE BONDS -- 59.6%
                 AUTOMOTIVE: PARTS AND ACCESSORIES -- 1.1%
 $   125,000     Standard Motor Products Inc.,
                   Sub. Deb. Cv.
                   6.750%, 07/15/09 ...........    $   125,000     $     93,125
                                                   -----------     ------------
                 BROADCASTING -- 5.6%
     300,000(c)  Canal Plus / Mediaset,
                   Sub. Deb. Cv.
                   3.500%, 04/01/02 ...........         52,491           73,500
     700,000(d)  Groupe Bruxelles Lambert SA,
                   Sub. Deb. Cv.
                   1.280%, 07/09/03 ...........        516,007          389,200
                                                   -----------     ------------
                                                       568,498          462,700
                                                   -----------     ------------
                 COMPUTER SOFTWARE AND SERVICES -- 2.3%
  22,000,000(b)  Capcom Co. Ltd., Cv.
                   1.000%, 09/30/05 ...........        226,882          189,684
                                                   -----------     ------------
                 DIVERSIFIED INDUSTRIAL -- 3.8%
     200,000(d)  Elektrim Finance,
                   Sub. Deb. Cv.
                   3.750%, 07/02/04 ...........        207,094          164,720
  20,000,000(b)  Nippon Ceramic Co. Ltd., Cv.
                   0.300%, 12/30/05 ...........        224,899          155,501
                                                   -----------     ------------
                                                       431,993          320,221
                                                   -----------     ------------
                 ELECTRONICS -- 3.8%
     200,000     Burr-Brown Corp.
                   Sub. Deb. Cv.
                   4.250%, 02/15/07 (a) .......        248,260          213,000
     100,000     STMicroelectronics NV,
                   Zero Coupon, 09/22/09+ .....        104,791          100,375
                                                   -----------     ------------
                                                       353,051          313,375
                                                   -----------     ------------
                 ENERGY AND UTILITIES -- 6.1%
     251,460(d)  Belgelectric  Finance BV,Cv.
                   1.500%, 08/04/04 ...........        253,890          244,943
     110,000     Devon Energy Corp.,
                   Sub. Deb. Cv.
                   4.950%, 08/15/08 ...........        116,393          111,375
     150,000     International Power Ltd., Cv.
                   2.000%, 11/24/05 ...........        168,982          154,035
                                                   -----------     ------------
                                                       539,265          510,353
                                                   -----------     ------------
                 ENTERTAINMENT -- 4.2%
     200,000     Liberty Media Corp.,
                   4.000%, 11/15/29 ...........        153,185          149,250
     200,000     Liberty Media Corp.,
                   Sub. Deb. Cv.
                   3.250%, 03/15/31 (a) .......        200,000          196,750
                                                   -----------     ------------
                                                       353,185          346,000
                                                   -----------     ------------


 PRINCIPAL                                                            MARKET
  AMOUNT                                              COST            VALUE
 ---------                                            ----            ------

                 EQUIPMENT AND SUPPLIES -- 3.8%
 $   150,000     Antec Corp.,
                   Sub. Deb. Cv.
                   4.500%, 05/15/03 ...........    $   166,527     $    114,938
  20,000,000(b)  Sato Corp.,
                   Sub. Deb. Cv.
                   0.550%, 09/30/03 ...........        210,715          199,603
                                                   -----------     ------------
                                                       377,242          314,541
                                                   -----------     ------------
                 FINANCIAL SERVICES -- 5.5%
     200,000(d)  Deutsche Bank Finance NV,
                   Sub. Deb. Cv.
                   2.000%, 12/22/03 ...........        210,928          179,375
  20,000,000(b)  Orix Corp., Sub. Deb. Cv.
                   0.375%, 03/31/05 ...........        192,704          184,084
     200,000(d)  Wertt AG Versich-Beteil,
                   1.150%, 04/17/08 ...........        110,278           95,080
                                                   -----------     ------------
                                                       513,910          458,539
                                                   -----------     ------------
                 HEALTH CARE -- 3.6%
  20,000,000(b)  Fujirebio Inc.,
                   Zero Coupon, 12/29/06+ .....        179,721          167,862
  15,000,000(b)  Nissho Corp., Cv.
                   1.000%, 03/31/03 ...........        140,030          134,709
                                                   -----------     ------------
                                                       319,751          302,571
                                                   -----------     ------------
                 PUBLISHING -- 3.5%
     100,000(e)  Daily Mail & General Trust plc,
                   2.500%, 10/05/04 ...........        163,060          142,456
     250,000     Medya Holding,
                   Sub. Deb. Cv.+(f)(g)
                   Zero Coupon, 06/28/01 ......        249,998                0
     150,000(d)  VNU NV, Sub. Deb. Cv.
                   1.750%, 11/15/04 ...........        175,991          144,829
                                                   -----------     ------------
                                                       589,046          287,285
                                                   -----------     ------------
                 RETAIL -- 1.8%
  20,000,000(b)  USS Co. Ltd., Cv.
                   Zero Coupon, 09/29/06+ .....        173,000          150,160
                                                   -----------     ------------
                 TELECOMMUNICATIONS -- 5.7%
     120,650(d)  France Telecom SA., Cv.
                   2.500%, 02/16/03 ...........        112,506          111,907
     250,000(d)  Portugal Telecom SGPS SA.,
                   Sub. Deb. Cv.
                   1.500%, 06/07/04 ...........        278,815          231,509
     100,000     Telefonos de Mexico SA,
                   4.250%, 06/15/04 ...........        140,536          127,005
                                                   -----------     ------------
                                                       531,857          470,421
                                                   -----------     ------------

                 TRANSPORTATION -- 1.4%
  15,000,000(b)  Keisei Electric Railway,
                   0.900%, 09/30/02 ...........        127,366          113,879
                                                   -----------     ------------

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2001
--------------------------------------------------------------------------------

 PRINCIPAL                                                            MARKET
  AMOUNT                                              COST            VALUE
 ---------                                            ----            ------

                 CORPORATE BONDS -- (CONTINUED)
                 WIRELESS COMMUNICATIONS -- 7.4%
 $ 175,000       China Mobile (Hong Kong)
                   Ltd., Cv.
                   2.250%, 11/03/05 ...........    $   175,000     $    165,375
   275,000       Nextel Communications Inc.,
                   Sub. Deb. Cv.
                   4.750%, 07/01/07 ...........        243,487          210,375
   550,000       United States Cellular Corp.,
                   Sub. Deb. Cv.+
                   Zero Coupon, 06/15/15 ......        345,408          235,125
                                                   -----------     ------------
                                                       763,895          610,875
                                                   -----------     ------------
                 TOTAL CORPORATE BONDS ........      5,993,941        4,943,729
                                                   -----------     ------------


    SHARES
    ------

                 PREFERRED STOCKS -- 27.7%
                 AEROSPACE -- 1.1%
    40,000       BAE Systems plc,
                   7.750% Cv. Pfd. ............        101,529           95,475
                                                   -----------     ------------
                 CABLE-- 4.8%
     4,500       CVC Equity Securities Trust I,
                   6.500% Cv. Pfd. ............        180,153          200,250
     6,000       MediaOne Group Inc.,
                   7.000% Cv. Pfd. ............        241,050          162,900
     4,500       UnitedGlobalCom Inc.,
                   7.000% Cv. Pfd. (a) ........        265,125           35,437
                                                   -----------     ------------
                                                       686,328          398,587
                                                   -----------     ------------
                 DIVERSIFIED INDUSTRIAL -- 6.1%
     4,500       Cendant Corp.,

                  7.750% Cv. Pfd. .............        190,912          216,990
     7,500       Titan Capital Trust,
                  5.750% Cv. Pfd. .............        328,750          290,625
                                                   -----------     ------------
                                                       519,662          507,615
                                                   -----------     ------------
                 ENERGY AND UTILITIES -- 6.0%
     3,250       Alliant Energy Resources Inc.,
                   7.250% Cv. Pfd. (a) ........        154,375           97,906
     4,300       EVI Inc.,
                   5.000% Cv. Pfd. ............        209,413          199,413
     5,000       Mirant Trust I,
                   6.250% Cv. Pfd., Ser. A ....        244,095          203,250
                                                   -----------     ------------
                                                       607,883          500,569
                                                   -----------     ------------
                 ENTERTAINMENT -- 2.0%
     7,000       Rainbow Equity Securities Trust II,
                   6.250% Cv. Pfd. ............        158,785          164,640
                                                   -----------     ------------


                                                                      MARKET
  SHARES                                              COST            VALUE
----------                                            ----           -------

                 PAPER AND FOREST PRODUCTS -- 3.6%
     2,000       Amcor Ltd.,
                   7.250% Cv. Pfd. ............    $    94,000     $     87,510
     5,000       Sealed Air Corp.,
                   $2.00 Cv. Pfd., Ser. A .....        157,125          207,250
                                                   -----------     ------------
                                                       251,125          294,760
                                                   -----------     ------------
                 TELECOMMUNICATIONS -- 4.1%
    10,000       Broadwing Inc.,
                   6.750% Cv. Pfd., Ser. B ....        416,750          340,000
                                                   -----------     ------------
                 TOTAL PREFERRED STOCKS .......      2,742,062        2,301,646
                                                   -----------     ------------

                 FOREIGN COMMON STOCKS -- 4.8%
                 PHARMACEUTICALS -- 2.7%
     2,500       Altana AG ....................        112,477          124,653
    10,000       Pliva dd, Reg S, GDR .........         99,006          102,500
                                                   -----------     ------------
                                                       211,483          227,153
                                                   -----------     ------------
                 RETAIL -- 0.9%
     4,000       Megane Top Co. Ltd. ..........         89,830           70,044
                                                   -----------     ------------
                 TELECOMMUNICATIONS -- 1.2%
    28,000       BT Group plc+ ................        117,949          103,102
                                                   -----------     ------------
                 TOTAL FOREIGN
                   COMMON STOCKS ..............        419,262          400,299
                                                   -----------     ------------

                 COMMON STOCKS -- 4.9%
                 BUSINESS SERVICES -- 3.5%
     2,006       Omnicom Group Inc. ...........        148,403          179,236
     2,000       Vivendi Universal SA, ADR ....        133,437          107,580
                                                   -----------     ------------
                                                       281,840          286,816
                                                   -----------     ------------
                 ENERGY AND UTILITIES -- 1.4%
     2,000       Dominion Resources Inc.+ .....        100,000          119,440
                                                   -----------     ------------
                 TOTAL COMMON STOCKS ..........        381,840          406,256
                                                   -----------     ------------
                 TOTAL
                   INVESTMENTS -- 97.0% .......    $ 9,537,105        8,051,930
                                                   ===========
                 OTHER ASSETS AND
                  LIABILITIES (NET) -- 3.0% ...                         251,139
                                                                   ------------
                 NET ASSETS -- 100.0% .........                    $  8,303,069
                                                                   ============

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                  NET UNREALIZED
 PRINCIPAL                                        SETTLEMENT       APPRECIATION/
  AMOUNT                                             DATE          DEPRECIATION
----------                                           ----          ------------

                 FORWARD FOREIGN EXCHANGE CONTRACTS -- 0.9%

                 Deliver Euros in exchange for
  1,158,364(d)     USD 1,027,545 ................   03/29/02             (7,026)
  1,749,883(d)     USD 1,548,570 ................   06/14/02            (48,570)
                 Deliver Japanese Yen in exchange for
119,570,000(b)     USD 916,639 ..................   03/29/02             83,361
 59,300,000(b)     USD 455,092 ..................   04/19/02             50,062
                                                                   ------------
                                                                   $     77,827
                                                                   ============

------------------------
                 For Federal tax purposes:
                 Aggregate cost ..............................     $  9,287,105
                                                                   ============
                 Gross unrealized appreciation ...............     $    189,106
                 Gross unrealized depreciation ...............       (1,424,281)
                                                                   ------------
                 Net unrealized appreciation/(depreciation) ..     $ (1,235,175)
                                                                   ------------

--------------
(a) Security exempt from registration under rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, the market value of Rule 144a securities amounted to $543,093 or 6.54% of net assets.
(b)    Principal amount denoted in Japanese Yen
(c)    Principal amount denoted in French Francs.
(d)    Principal amount denoted in Euros.
(e)    Principal amount denoted in British Pounds.
(f)    Security in default.
(g)    Security fair valued under procedures established by the Board of
       Directors.
+      Non-income producing security.
USD -- U.S. Dollars.
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt.


                                  % OF MARKET      MARKET
    GEOGRAPHIC DIVERSIFICATION       VALUE         VALUE
    --------------------------    -----------    -----------
    North America ...............    46.4%        $3,741,275
    Europe ......................    30.0%         2,411,203
    Japan .......................    17.0%         1,365,527
    Latin America ...............     3.5%           281,040
    Asia/Pacific Rim ............     3.1%           252,885
                                    ------        ----------
                                    100.0%        $8,051,930
                                    =====         ==========

                 See accompanying notes to financial statements.

                 THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost $9,537,105) ..................     $  8,051,930
  Cash and foreign currency, at value
    (Cost $193,565) ........................................          192,025
  Receivable for Fund shares sold ..........................              350
  Dividends and interest receivable ........................           56,811
  Unrealized appreciation on forward foreign
    exchange contracts .....................................           77,827
  Other assets .............................................              793
                                                                 ------------
  TOTAL ASSETS .............................................        8,379,736
                                                                 ------------
LIABILITIES:
  Payable for investments purchased ........................           25,677
  Payable for Fund shares redeemed .........................            2,114
  Payable for investment advisory fees .....................            6,889
  Payable for distribution fees ............................            1,751
  Other accrued expenses and liabilities ...................           40,236
                                                                 ------------
  TOTAL LIABILITIES ........................................           76,667
                                                                 ------------
  NET ASSETS applicable to 1,002,181
    shares outstanding .....................................     $  8,303,069
                                                                 ============
NET ASSETS CONSIST OF:
  Capital stock, at par value ..............................     $      1,002
  Additional paid-in capital ...............................       10,263,127
  Accumulated net investment loss ..........................          (77,827)
  Accumulated net realized loss
    on investments and foreign currency
    transactions ...........................................         (474,273)
  Net unrealized depreciation on investments
    and foreign currency transactions ......................       (1,408,960)
                                                                 ------------
  TOTAL NET ASSETS .........................................     $  8,303,069
                                                                 ============
SHARES OF CAPITAL STOCK:
 CLASS AAA:
  Shares of capital stock outstanding
    ($0.001 par value) .....................................        1,000,321
                                                                 ============
  Net Asset Value, offering and redemption
    price per share ........................................            $8.29
                                                                        =====
 CLASS A:
  Shares of capital stock outstanding
    ($0.001 par value) .....................................            1,119
                                                                        =====
  Net Asset Value and redemption
    price per share ........................................            $8.28
                                                                        =====
  Maximum offering price per share
   (NAV / 0.9425, based on maximum sales
   charge of 5.75% of the offering price
    at December 31, 2001) ..................................            $8.79
                                                                        =====
 CLASS B:
  Shares of capital stock outstanding
    ($0.001 par value) .....................................              729
                                                                        =====
  Net Asset Value and offering price per share .............            $8.23(a)
                                                                        =====
 CLASS C:
  Shares of capital stock outstanding
    ($0.001 par value) .....................................               12
                                                                        =====
  Net Asset Value and offering price per share .............            $8.27(a)
                                                                        =====
(a) Redemption price varies based on length of time held.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign taxes of $1,484) ...............      $   144,499
  Interest .................................................          127,895
  Amortization of premium ..................................         (107,414)
                                                                  -----------
  TOTAL INVESTMENT INCOME ..................................          164,980
                                                                  -----------
EXPENSES:
  Investment advisory fees .................................           93,945
  Registration fees ........................................           47,629
  Shareholder communications expenses ......................           31,387
  Shareholder services fees ................................           28,901
  Distribution fees ........................................           23,524
  Legal and audit fees .....................................           14,930
  Custodian fees ...........................................            7,233
  Interest expense .........................................            2,082
  Directors' fees ..........................................              340
  Miscellaneous expenses ...................................            2,685
                                                                  -----------
  TOTAL EXPENSES ...........................................          252,656
                                                                  -----------
  NET INVESTMENT LOSS ......................................          (87,676)
                                                                  -----------
NET REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net realized loss on investments and
  foreign currency transactions ............................         (509,210)
  Net change in unrealized depreciation on
    investments and foreign
    currency transactions ..................................         (713,401)
                                                                  -----------
  NET REALIZED AND UNREALIZED LOSS
    ON INVESTMENTS AND FOREIGN
    CURRENCY TRANSACTIONS ..................................       (1,222,611)
                                                                  -----------
  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ........................................      $(1,310,287)
                                                                  ===========


                 See accompanying notes to financial statements.

                 THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED          YEAR ENDED
                                                                               DECEMBER 31, 2001   DECEMBER 31, 2000
                                                                               -----------------   -----------------
OPERATIONS:
  Net investment loss .......................................................     $   (87,676)        $  (523,208)
  Net realized gain (loss) on investments
  and foreign currency transactions .........................................        (509,210)          1,822,441
  Net change in unrealized appreciation (depreciation) on investments
  and foreign currency transactions .........................................        (713,401)         (3,891,325)
                                                                                  -----------         -----------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................      (1,310,287)         (2,592,092)
                                                                                  -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Return of capital
    Class AAA ...............................................................      (1,175,426)                 --
    Class A .................................................................            (783)                 --
    Class B .................................................................            (651)                 --
    Class C .................................................................              (2)                 --
                                                                                  -----------         -----------
                                                                                   (1,176,862)                 --
                                                                                  -----------         -----------
  Net realized gain on investments
    Class AAA ...............................................................          (3,117)         (1,472,784)
    Class A .................................................................              (2)               (305)
    Class B .................................................................              (2)                 --
                                                                                  -----------         -----------
                                                                                       (3,121)         (1,473,089)
                                                                                  -----------         -----------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .......................................      (1,179,983)         (1,473,089)
                                                                                  -----------         -----------
CAPITAL SHARE TRANSACTIONS:
  Class AAA .................................................................         222,314          (2,976,910)
  Class A ...................................................................          11,167               1,670
  Class B ...................................................................           7,327                  --
  Class C ...................................................................             103                  --
                                                                                  -----------         -----------
  Net increase (decrease) in net assets from capital share transactions .....         240,911          (2,975,240)
                                                                                  -----------         -----------
  NET DECREASE IN NET ASSETS ................................................      (2,249,359)         (7,040,421)

NET ASSETS:
  Beginning of period .......................................................      10,552,428          17,592,849
                                                                                  -----------         -----------
  End of period .............................................................     $ 8,303,069         $10,552,428
                                                                                  ===========         ===========


                 See accompanying notes to financial statements.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Global Convertible Securities Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is to obtain a high rate of total return. The Fund commenced investment operations on February 3, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2001, there were no repurchase agreements.

OPTIONS. The Fund may purchase or write call or put options on securities or indices. As a writer of call options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument decreases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid. For the year ended December 31, 2001, the Fund did not purchase or write options.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At December 31, 2001, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Premiums and discounts on debt securities are amortized using the yield to maturity method. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and long term capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 2001, reclassifications were made to decrease accumulated net investment loss for $1,366,809, and decrease accumulated net realized loss on investments and foreign currency for $31,815 with an offsetting adjustment to additional paid-in capital.

The tax character of distributions paid during the fiscal year ended December 31, 2001 were as follows:

                  Net long term capital gains ..............      $    3,121
                  Non taxable return of capital ............       1,176,862
                                                                  ----------
                  Total distributions paid: ................      $1,179,983
                                                                  ==========

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

EXPENSES. Certain administrative expenses are common to, and allocated among, the Classes. Such allocations are made on the basis of each Class' average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

As of December 31, 2001, the components of accumulated earnings/(losses) on a tax basis were as follows:

                  Accumulated capital loss carryforward ......    $  (724,273)
                  Net unrealized depreciation ................     (1,236,787)
                                                                  -----------
                  Total accumulated loss .....................    $(1,961,060)
                                                                  ===========

The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 2001 of $724,273. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders through 2009.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2001 the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $23,459 and $15 for Class AAA and Class A Shares, respectively, or 0.25% of average daily net assets, the annual limitation under the Plan. Class B incurred distribution costs of $50, or 1.00% of average daily net assets, the annual limitation under this Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 2001, other than short term securities, aggregated $4,478,729 and $5,013,196, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 2001, Gabelli & Company, Inc. informed the Fund that it received $85 from investors representing commissions (sales charges and underwriting fees) on sales of Fund shares.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings against the line of credit during the year ended December 31, 2001.

8. MULTIPLE CLASSES OF SHARES. The Board of Directors of the Fund approved a Rule 18f-3 Multi-Class Plan relating to the creation of three additional classes of shares of the Fund -- Class A Shares, Class B Shares and Class C Shares (the "New Share Classes"). The existing class of shares was redesignated as Class AAA Shares. In addition, the Board has also approved an Amended and Restated Distribution Agreement, Rule 12b-1 plans for each of the New Share Classes and an Amended and Restated Plan of Distribution for the existing class of shares (Class AAA Shares). The New Share Classes were offered to the public as of March 1, 2000. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (CDSC) upon redemption within six years of purchase. The applicable CDSC is equal to a declining percentage of the lesser of the net asset value per share at the date of original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1% CDSC for two years after purchase.

9. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                              YEAR ENDED                     YEAR ENDED
                                                           DECEMBER 31, 2001              DECEMBER 31, 2000
                                                       -------------------------  -------------------------
                                                         SHARES        AMOUNT       SHARES          AMOUNT
                                                       -----------   -----------  -----------   -----------
                                                               CLASS AAA                    CLASS AAA
                                                       -------------------------  -------------------------
Shares sold ........................................       268,297   $ 2,588,273      982,135   $14,087,709
Shares issued upon reinvestment of dividends .......       119,604     1,114,758      109,679     1,406,914
Shares redeemed ....................................      (359,517)   (3,480,717)  (1,387,767)  (18,471,533)
                                                       -----------   -----------  -----------   -----------
    Net increase (decrease) ........................        28,384   $   222,314     (295,953)  $(2,976,910)
                                                       ===========   ===========  ===========   ===========
                                                                CLASS A                    CLASS A(A)
                                                       -------------------------  -------------------------
Shares sold ........................................         1,030   $    10,383          307   $     4,886
Shares issued upon reinvestment of dividends .......            89           785           23           285
Shares redeemed ....................................            --            (1)        (330)       (3,501)
                                                       -----------   -----------  -----------   -----------
    Net increase ...................................         1,119   $    11,167           --   $     1,670
                                                       ===========   ===========  ===========   ===========
                                                                CLASS B                    CLASS B
                                                       -------------------------  -------------------------
Shares sold ........................................           737   $     7,393
Shares issued upon reinvestment of dividends .......             1             7           --            --
Shares redeemed ....................................            (9)          (73)          --            --
                                                       -----------   -----------  -----------   -----------
    Net increase ...................................           729   $     7,327           --            --
                                                       ===========   ===========  ===========   ===========
                                                                CLASS C                    CLASS C
                                                       -------------------------  -------------------------
Shares sold ........................................            12   $       100
Shares issued upon reinvestment of dividends .......            --             2           --            --
Shares redeemed ....................................            --            --           --            --
                                                       -----------   -----------  -----------   -----------
    Net increase ...................................            12   $       102           --            --
                                                       ===========   ===========  ===========   ===========

(a) From commencement of offering on March 1, 2000.


                 See accompanying notes to financial statements.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                            INCOME
                                   FROM INVESTMENT OPERATIONS                                  DISTRIBUTIONS
                           ----------------------------------------  ---------------------------------------------------------------
                                             Net
               Net Asset                 Realized and      Total                  In Excess      Net
  Period         Value,       Net         Unrealized       from         Net         of Net     Realized
   Ended       Beginning   Investment   Gain (Loss) on   Investment  Investment  Investment     Gain on     Return of     Total
December 31    of Period     Income      Investments     Operations    Income       Income    Investments    Capital   Distributions
------------   ----------  ----------   --------------   ----------  ----------   ----------  -----------   ---------  -------------
CLASS AAA
   2001          $10.86      $(0.09)        $(1.28)        $(1.37)         --           --     $(0.00)(d)     $(1.20)     $(1.20)
   2000           13.88       (0.54)         (1.28)         (1.82)         --           --      (1.20)            --       (1.20)
   1999           10.12       (0.18)          5.33           5.15          --       $(0.03)     (1.36)            --       (1.39)
   1998            9.39       (0.12)          0.93           0.81          --        (0.01)     (0.07)            --       (0.08)
   1997           10.18        0.11           0.17           0.28      $(0.14)          --      (0.90)         (0.03)      (1.07)

CLASS A(G)
   2001(a)        10.27       (0.09)         (1.10)         (1.19)         --           --      (0.00)(d)      (0.80)      (0.80)

CLASS B
   2001(b)        10.04       (0.16)         (0.75)         (0.91)         --           --      (0.00)(d)      (0.90)      (0.90)

CLASS C
   2001(c)         8.58       (0.14)          0.03          (0.11)         --           --      (0.00)(d)      (0.20)      (0.20)


                                              RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                       -----------------------------------------------------
                                                       Net
                  Net Asset            Net Assets   Investment     Operating
  Period           Value,                End of      Income       Expenses to      Portfolio
   Ended           End of     Total      Period     to Average    Average Net      Turnover
December 31        Period    Return+   (in 000's)   Net Assets    Assets(e)(f)        Rate
------------       ------    -------   ----------   ----------    ------------     ---------
CLASS AAA
   2001            $ 8.29     (13.2)%   $  8,288      (0.93)%        2.69%             49%
   2000             10.86     (14.0)      10,552      (3.19)         2.64              89
   1999             13.88      51.1       17,593      (2.29)         2.44             151
   1998             10.12       8.6        7,326      (1.00)         2.63              89
   1997              9.39       2.8        9,375       1.17          2.48             100

CLASS A(G)
   2001(a)           8.28     (13.3)           9      (0.93)(h)      2.69(h)           49

CLASS B
   2001(b)           8.23     (13.8)           6      (1.68)(h)      3.44(h)           49

CLASS C
   2001(c)           8.27     (13.5)           0      (1.68)(h)      3.44(h)           49

--------------------------------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) From May 2, 2001, the date shares were continuously outstanding.
(b) From March 28, 2001, the date shares were continuously outstanding.
(c) From November 26, 2001, the date shares were continuously outstanding.
(d) Amount represents less than $0.005 per share.
(e) The Fund incurred interest expense during the year ended December 31, 2001. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.67%, 2.67%, 3.42% and 3.42% for Class AAA, Class A, Class B, and Class C, respectively.
(f) The Fund incurred inerest expense during the years ended December 31, 2000, 1999 and 1997. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.46%, 2.42% and 2.46%, respectively. In addition, the ratio for the year ended December 31, 1997 does not include a reduction of expenses for custodian fee credits. Including such credits, the ratio would have been 2.47%.
(g) Class A shares were outstanding for the period March 13, 2000 through November 30, 2000. Financial Highlights are not presented for Class A for the period ending December 31, 2000, as the information for this period is not considered meaningful.
(h) Annualized.

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
REPORT OF GRANT THORNTON LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

Shareholders and Board of Directors of
The Gabelli Global Convertible Securities Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli Global Convertible Securities Fund (one of the series constituting Gabelli Global Series Funds, Inc.) as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Global Convertible Securities Fund of Gabelli Global Series Funds, Inc. at December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



                                                 /S/ Grant Thornton LLP


New York, New York
February 15, 2002

--------------------------------------------------------------------------------
                   2001 TAX NOTICE TO SHAREHOLDERS (Unaudited)

  For the fiscal year ended December 31, 2001, the Fund paid to shareholders long term capital gains totaling $0.0032 per share. For the fiscal year ended December 31, 2001, none of the ordinary income dividend qualifies for the dividend received deduction available to corporations.
--------------------------------------------------------------------------------

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
ADDITIONAL FUND INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below. The Fund's Statement of Additional Information includes additional information about Gabelli Global Convertible Securities Fund Directors and is available, without charge, upon request, by calling 1-800-GABELLI (1-800-422-3554) or by writing to Gabelli Global Convertible Securities Fund at One Corporate Center, Rye, NY 10580.


                          TERM OF         NUMBER OF
                         OFFICE AND     FUNDS IN FUND
NAME, POSITION(S)         LENGTH OF       COMPLEX
    ADDRESS(1)              TIME         OVERSEEN BY       PRINCIPAL OCCUPATION(S)                     OTHER DIRECTORSHIPS
    AND AGE               SERVED(2)        DIRECTOR        DURING PAST FIVE YEARS                        HELD BY DIRECTOR
-----------------        ----------      ------------      ----------------------                      -------------------

INTERESTED DIRECTORS(3):
------------------------
MARIO J. GABELLI         Since 1993          21      Chairman of the Board and Chief              Director of Morgan Group
Director, President and                              Executive Officer of Gabelli Asset           Holdings, Inc. (transportation
Chief Investment Officer                             Management Inc. and Chief Investment         services); Vice Chairman of
Age: 59                                              Officer of Gabelli Funds, LLC and            Lynch Corporation
                                                     GAMCO Investors, Inc.; Chairman              (diversified manufacturing)
                                                     and Chief Executive Officer of Lynch
                                                     Interactive Corporation (multimedia
                                                     and services)

JOHN D. GABELLI          Since 1995           9      Senior Vice President of Gabelli &                    --
Director                                             Company, Inc. Director of Gabelli
Age: 57                                              Advisers, Inc.

KARL OTTO POHL           Since 1993          30      Member of the Shareholder Committee of       Director of Gabelli Asset
Director                                             Sal Oppenheim Jr. & Cie (private investment  Management Inc. (investment
Age: 72                                              bank); Former President of the Deutsche      management); Chairman,
                                                     Bundesbank and Chairman of its Central Bank  Incentive Capital and
                                                     Council (1980-1991)                          Incentive Asset
                                                                                                  Management (Zurich);
                                                                                                  Director at Sal Oppenheim
                                                                                                  Jr. & Cie, Zurich

NON-INTERESTED DIRECTORS:
-------------------------
E. VAL CERUTTI           Since 2001           7      Chief Executive Officer of Cerutti           Director of Lynch
Director                                             Consultants, Inc.; Former President and      Corporation
Age: 62                                              ChiefOperating Officer of Stella D'oro
                                                     BiscuitCompany (through 1992); Adviser,
                                                     Iona College School of Business

ANTHONY J. COLAVITA      Since 1993          32      President and Attorney at Law in the law              --
Director                                             firm of Anthony J. Colavita, P.C.
Age: 66

ARTHUR V. FERRARA        Since 2001           9      Formerly, Chairman of the Board and Chief    Director of The Guardian
Director                                             Executive Officer of The Guardian Life       Insurance Company of
Age: 71                                              Life Insurance Company of America from       America; Director of The
                                                     January 1993 to December 1995; President,    Guardian Insurance &
                                                     Chief Executive Officer and a Director       Annuity Company, Inc.,
                                                     prior thereto                                Guardian Investor Services
                                                                                                  Corporation, and 5 mutual
                                                                                                  funds within the Guardian
                                                                                                  Fund Complex

WERNER J. ROEDER, MD     Since 1993          26      Medical Director of Lawrence Hospital and             --
Director                                             practicing private physician
Age:  61

ANTHONIE C. VAN EKRIS    Since 1993          17      Managing Director of BALMAC International,   Director of Spinnaker
Director                                             Inc.                                         Industries, Inc.
Age: 67


THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
ADDITIONAL FUND INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                          TERM OF         NUMBER OF
                         OFFICE AND     FUNDS IN FUND
NAME, POSITION(S)         LENGTH OF       COMPLEX
    ADDRESS(1)              TIME         OVERSEEN BY       PRINCIPAL OCCUPATION(S)              OTHER DIRECTORSHIPS
    AND AGE               SERVED(2)        DIRECTOR        DURING PAST FIVE YEARS                HELD BY DIRECTOR
-----------------        ----------      ------------      ----------------------                ----------------

OFFICERS:
---------
BRUCE N. ALPERT          Since 1993          --      Executive Vice President and Chief                    --
Vice President and                                   Operating Officer of Gabelli Funds, LLC
Treasurer                                            since 1988 and an officer of all
Age: 50                                              mutual funds advised by Gabelli
                                                     Funds, LLC and its affiliates.  Director
                                                     and President of Gabelli Advisers, Inc.

JAMES E. MCKEE           Since 1995          --      Vice President, General Counsel and Secretary         --
Secretary                                            of Gabelli Asset Management Inc. since 1999
Age: 38                                              and GAMCO Investors, Inc. since 1993;
                                                     Secretary of all mutual funds advised by
                                                     Gabelli Advisers, Inc. and Gabelli Funds, LLC

(1) Address: One Corporate Center, Rye, NY 10580, unless otherwise noted.
(2) Each Director will hold office for an indefinite  term until the earliest of
    (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's By-Laws and Articles of Incorporation.
(3) "Interested person" of the Company as defined in the Investment Company Act of 1940. Messrs. Gabelli, Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Company's investment adviser.

                        Gabelli Global Series Funds, Inc.
                 THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA                          John D. Gabelli
CHAIRMAN AND CHIEF                             SENIOR VICE PRESIDENT
INVESTMENT OFFICER                             GABELLI & COMPANY, INC.
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                                 Karl Otto Pohl
CHIEF EXECUTIVE OFFICER                        FORMER PRESIDENT
CERUTTI CONSULTANTS, INC.                      DEUTSCHE BUNDESBANK

Anthony J. Colavita                            Werner J. Roeder, MD
ATTORNEY-AT-LAW                                MEDICAL DIRECTOR
ANTHONY J. COLAVITA, P.C.                      LAWRENCE HOSPITAL

Arthur V. Ferrara                              Anthonie C. van Ekris
FORMER CHAIRMAN AND                            MANAGING DIRECTOR
CHIEF EXECUTIVE OFFICER                        BALMAC INTERNATIONAL, INC.
GUARDIAN LIFE INSURANCE
COMPANY OF AMERICA

                         OFFICERS AND PORTFOLIO MANAGER

Mario J. Gabelli, CFA                          A. Hartswell Woodson, III
PRESIDENT AND CHIEF                            VICE PRESIDENT AND
INVESTMENT OFFICER                             PORTFOLIO MANAGER

Bruce N. Alpert                                James E. McKee
VICE PRESIDENT AND                             SECRETARY
TREASURER

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Convertible Securities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB441Q401SR




                                            [PHOTO OF MARIO J. GABELLI OMITTED.]

THE
GABELLI
GLOBAL
CONVERTIBLE
SECURITIES
FUND


                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2001